SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C
(Rule 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

[ ]	Definitive Information Statement

JESUP & LAMONT, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

    Fee previously paid with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

JESUP & LAMONT, INC.
650 Fifth Avenue, 3rd Floor
New York, New York 10019
(212) 307-2660

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To our Stockholders:

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of Jesup & Lamont, Inc., a Delaware corporation (hereinafter “we”, “us” or “our”), has approved, and the holders of more than a majority of the outstanding shares of our common stock, par value $0.01 per share (the “Common Stock”), have executed a written consent in lieu of a special meeting approving, the following actions:

1.
The sale and issuance of 969,696 shares of Common Stock, priced at $1.00 per share, and 242,424 warrants, priced at $0.125 per warrant, each to purchase one share of Common Stock at $1.20 per share, for an aggregate subscription amount of $1,000,000, pursuant to purchase agreements with 2 accredited investors, dated June 12, 2008 (the “June 2008 Private Placement”);

2.
The sale and issuance of 3,202,313 shares of Common Stock, at prices ranging from $0.40 to $0.55 per share, and 800,573 warrants, priced at $0.125 per warrant, each to purchase one share of Common Stock at prices ranging from $0.44 to $0.61 per share, for an aggregate subscription amount of $1,534,996.72, pursuant to purchase agreements with 18 accredited investors, dated between November 19, 2008 and December 15, 2008 (the “July 2008 Private Placement”); and

3.
The sale and issuance of 4,829,449 shares of Common Stock, at prices ranging from $0.31 to $0.55 per share, and 1,208,442 warrants, priced at $0.125 per warrant, each to purchase one share of Common Stock at prices ranging from $0.341 to $0.61 per share, for an aggregate subscription amount of $2,265,000, pursuant to purchase agreements with 13 accredited investors, dated between November 19, 2008 and February 27, 2009 (the “February 2009 Private Placement” and collectively with the June 2008 Private Placement and the July 2009 Private Placement, the “Transactions”); and

4.
The sale and issuance of Common Stock and warrants to the purchasers in the Transactions, including the following interested parties and/or their affiliated entities: Alan Weichselbaum, the Chief Executive Officer, Acting Chief Financial Officer and a director of the Company, Mark A. Wilton, who became a director of the Company subsequent to his investment, James Fellus, the Chief Executive Officer of Jesup & Lamont Securities Corporation, OIC Nominees LTD, a more than 5% holder of the Company’s Common Stock, and Paul Aronson, a consultant to the Company.

The accompanying Information Statement, which describes the above corporate actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Under the Delaware General Corporation Law and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient under the Delaware General Corporation Law and our bylaws to approve the actions described above. Accordingly, the actions described above will not be submitted to our other stockholders for a vote.  Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effected until at least twenty (20) calendar days after the mailing of the Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This letter is the notice required by Section 228(e) of the Delaware General Corporation Law.  We expect to first mail the Information Statement on or about September [__], 2009 to stockholders of record as of September [__], 2009.

September [__], 2009	By Order of the Board of Directors of Jesup & Lamont, Inc
.

JESUP & LAMONT, INC.
650 Fifth Avenue, 3rd Floor
New York, New York 10019
(212) 307-2660

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Jesup & Lamont, Inc., a Delaware corporation (hereinafter “we”, “us” or “our”) is sending you this Information Statement solely for the purpose of informing our stockholders in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the actions taken by the holders of a majority of our outstanding common stock, par value $0.01 per share (the “Common Stock”), by written consent.  No action is requested or required on your part.

 What actions were taken by the written consent in lieu of a special meeting?

Our Board of Directors (the “Board”) has, and stockholders holding at least a majority of the issued and outstanding shares of our Common Stock have, approved by written consent in lieu of a special meeting, the following actions:

1.
The sale and issuance of 969,696 shares of Common Stock, priced at $1.00 per share, and 242,424 warrants, priced at $0.125 per warrant, each to purchase one share of Common Stock at $1.20 per share, for an aggregate subscription amount of $1,000,000, pursuant to purchase agreements with 2 accredited investors, dated June 12, 2008 (the “June 2008 Private Placement”);

2.
The sale and issuance of 3,202,313 shares of Common Stock, at prices ranging from $0.40 to $0.55 per share, and 800,573 warrants, priced at $0.125 per warrant, each to purchase one share of Common Stock at prices ranging from $0.44 to $0.61 per share, for an aggregate subscription amount of $1,534,996.72, pursuant to purchase agreements with 18 accredited investors, dated between November 19, 2008 and December 15, 2008 (the “July 2008 Private Placement”); and

3.
The sale and issuance of 4,829,449 shares of Common Stock, at prices ranging from $0.31 to $0.55 per share, and 1,208,442 warrants, priced at $0.125 per warrant, each to purchase one share of Common Stock at prices ranging from $0.341 to $0.61 per share, for an aggregate subscription amount of $2,265,000, pursuant to purchase agreements with 13 accredited investors, dated between November 19, 2008 and February 27, 2009 (the “February 2009 Private Placement” and collectively with the June 2008 Private Placement and the July 2009 Private Placement, the “Transactions”); and

4.
The sale and issuance of Common Stock and warrants to the purchasers in the Transactions, including the following interested parties and/or their affiliated entities: Alan Weichselbaum, the Chief Executive Officer, Acting Chief Financial Officer and a director of the Company, Mark A. Wilton, who became a director of the Company subsequent to his investment, James Fellus, the Chief Executive Officer of Jesup & Lamont Securities Corporation, OIC Nominees LTD, a more than 5% holder of the Company’s Common Stock, and Paul Aronson, a consultant to the Company.

How many shares were voted for the actions?

The June 2008 Private Placement, the July 2008 Private Placement and the February 2009 Private Placement were unanimously approved by our Board of Directors at meetings held on April 9, 2008, August 12, 2008 and February 26, 2009, respectively, and by a majority of our stockholders entitled to vote pursuant to action taken by written consent dated September [__], 2009.  The approval of the Transactions by the written consent of our stockholders in lieu of a special meeting requires the consent of the holders of at least a majority of the outstanding shares of Common Stock and Series C, F and G Preferred Stock, on an as-converted basis, as of September [__], 2009, hereinafter the “Record Date.”  On the Record Date, there were [22,328,956] shares of our Common Stock outstanding and entitled to vote.  Each share of our Common Stock is entitled to one vote.  There were also outstanding [7,062] shares of Series C Preferred Stock, entitled to an aggregate of [353,100] votes; [781,527] shares of Series F Preferred Stock, entitled to an aggregate of [781,527] votes; and [1,688] shares of Series G Preferred Stock, entitled to an aggregate of [2,481,360] votes.  In the aggregate, [25,944,943] shares were entitled to vote on the Record Date.  The holders of [__________] shares of our Common Stock, representing approximately [_____]% of the shares entitled to vote on the Record Date, executed a written consent in lieu of a special meeting.

Under Delaware General Corporation Law and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient under the Delaware General Corporation Law and our bylaws to approve the Transactions.  Consequently, no further stockholder action is required.

Am I entitled to dissenter's rights?

The Delaware General Corporation Law does not provide for dissenter's rights for the Transactions.

APPROVAL OF TRANSACTIONS

Our Board of Directors and a majority of our stockholders entitled to vote have approved the Transactions and the sale and issuance of Common Stock and warrants to the interested parties thereunder.

Background

We entered into the Transactions as follows:

•
June 2008 Private Placement - Pursuant to purchase agreements with 2 accredited investors, dated June 12, 2008, the Company sold units consisting of an aggregate of 969,696 shares of Common Stock, priced at $1.00 per share, and 242,424 warrants, priced at $0.125 per warrant, each to purchase one share of Common Stock at $1.20 per share, for an aggregate subscription amount of $1,000,000.

•
July 2008 Private Placement - Pursuant to purchase agreements with 18 accredited investors, dated between November 19, 2008 and December 15, 2008, the Company sold units consisting of an aggregate of 3,202,313 shares of Common Stock, at prices ranging from $0.40 to $0.55 per share, and 800,573 warrants, priced at $0.125 per warrant, each to purchase one share of Common Stock at prices ranging from $0.44 to $0.61 per share, for an aggregate subscription amount of $1,534,996.72.

•
February 2009 Private Placement - Pursuant to purchase agreements with 13 accredited investors, dated between November 19, 2008 and February 27, 2009, the Company sold units consisting of an aggregate of 4,829,449 shares of Common Stock, at prices ranging from $0.31 to $0.55 per share, and 1,208,442 warrants, priced at $0.125 per warrant, each to purchase one share of Common Stock at prices ranging from $0.341 to $0.61 per share, for an aggregate subscription amount of $2,265,000.

Interested parties in the Transactions were Alan Weichselbaum, the Chief Executive Officer, Acting Chief Financial Officer and a director of the Company, Mark A. Wilton, who became a director of the Company subsequent to his investment, James Fellus, the Chief Executive Officer of Jesup & Lamont Securities Corporation, OIC Nominees LTD, a more than 5% holder of the Company’s Common Stock, and Paul Aronson, a consultant to the Company (collectively, the “Interested Parties”).

On or about August 11, 2009, we submitted an additional listing application to the NYSE Amex covering all of the shares of Common Stock and shares underlying the warrants to be issued in connection with the Transactions.  The NYSE Amex took the position that the Company is proposing to issue 6,685,569 shares of Common Stock and 1,586,889 shares of Common Stock underlying warrants at a price less than the greater of book or market value of the Common Stock on the respective dates of the Transactions, which number of shares is in excess of 20% of the Company’s shares of Common Stock outstanding.  Section 713 of the NYSE Amex Company Guide requires shareholder approval when a company is issuing in excess of 20% of its shares outstanding at a price less than the greater of book or market value.  Therefore, the Board sought stockholder approval of the Transactions and the issuances of Common Stock and warrants to the Interested Parties and/or their affiliated entities pursuant to the Transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of the Record Date, the number of shares of our Common Stock beneficially owned by (i) each person or entity known to us to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director; and (iii) all officers and directors as a group.  Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the U.S. Securities and Exchange Commission (“SEC”).  Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security.  The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days of the Record Date.  Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Donald A. Wojnowski Jr. (3)	625,860	2.8%
Steven M. Rabinovici (8)	5,381,962	24.0%
John C. Rudy (4)	235,000	0.6%
Benjamin J. Douek (5)	100,000	0.3%
Alan Weichselbaum (6)	4,576,029	14.3%
Mark A. Wilton	--	--
James B. Fellus (7)	4,519,929	14.1%
EFH Partners, LLC (9)	5,181,962	23.1%
Wexus Capital	3,869,969	17.3%
Joab Capital	3,869,969	17.3%
Steven A. Horowitz (10)	5,384,462	24.0%
Paul H. Brown (11)	3,342,984	14.9%
Daniel J. Barnett (12)	1,262,110	5.6%
Harvey McGrath (13)	1,240,680	5.5%
Officer and Directors as a group (6 persons)	15,338,780	36.9%

(1)           The addresses of the persons named in this table are as follows: Donald A. Wojnowski, 2170 West State Road 434, Suite 100, Longwood, Florida 32779; Steven M. Rabinovici and Alan Weichselbaum, 650 Fifth Avenue, 3rd Floor, New York, New York 10019; John C. Rudy, 245 Main Street, Suite 2N, Matawan, NJ 07747; Benjamin J. Douek, 650 Fifth Ave., 17th Floor, New York, NY 10019; Mark A. Wilton, [ADDRESS]; Steven A. Horowitz, 400 Garden City Plaza, Garden City, NY 11530; EFH Partners, LLC, 405 Park Avenue, Suite 1401, New York, NY 10022; Paul H. Brown, Le Panorama AB, 57 Rue Grimaldi, MC 98000, Monaco; Daniel J. Barnett, 297 Asharoken Avenue, Northport, NY 11768; and Harvey McGrath, c/o Windels Marx Lane & Mittendorf LLP, 156 West 56th Street, New York, NY 10019.

(2)           A person is deemed to be a beneficial owner of securities that can be  by such person within 60 days from March 31, 2009 upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from March 31, 2009 have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on the number of all shares, including those underlying options, warrants and convertible securities exercisable or convertible within 60 days from March 31, 2009 held by the named individual, divided by 16,573,451 outstanding shares on March 31, 2009 plus those shares underlying options, warrants and convertible securities exercisable or convertible within 60 days from March 31, 2009 held by the named individual or the group.

(3)           Mr. Wojnowski owns options to purchase 425,000 shares of common stock at $2.00 per share, all of which are exercisable within 60 days from April 22, 2008. Mr. Wojnowski also owns 64,844 shares of restricted common stock, none of which are vested within 60 days from April 22, 2008.

(4)           Mr. Rudy owns options that are currently eligible to purchase 50,000 shares of our common stock at $2.05 per share, 10,000 shares at $2.82 per share, and 75,000 shares of our common stock at $1.42 per share, all of which are exercisable within 60 days from April 22, 2008.  Mr Rudy also owns options that are currently eligible to purchase 100,000 shares of our common stock at $1.07 per share, all of which are exercisable within 60 days from November 3, 2008.

(5)           Mr. Douek owns options that are currently eligible to purchase 100,000 shares of our common stock at $1.07 per share, all of which are exercisable within 60 days from November 3, 2008.

(6)           Mr. Weichselbaum’s beneficial ownership includes the following securities: (a) 3,869,969 shares of common stock owned by Wexus Capital LLC; (b) 484,848 shares of our common stock due but have not been issued to Gimmel Partners LP; (c) warrants due but have not been issued to Gimmel Partners LP, currently exercisable to purchase 121,212 shares of our common stock at $1.20 per share; and (d) options currently exercisable, to purchase 100,000 shares of our common stock at $1.07 per share. Gimmel Partners LP is legally entitled to those securities pursuant to executed and fully paid subscription agreements. Mr. Weichselbaum disclaims beneficial ownership of securities owned by Gimmel Partners LP, except to the extent of his pecuniary interest therein, if any.

(7)           Mr. Fellus’s beneficial ownership includes the following securities: (a) 3,869,969 shares of common stock owned by Joab Capital LLC; (b) 484,848 shares of our common stock due but have not been issued to Joab Partners LP; (c) warrants due but have not been issued to Joab Partners LP, currently exercisable to purchase 121,212 shares of our common stock at $1.20 per share; (d) 8,500 shares of our common stock owned directly; and (e) 35,400 shares of our common stock owned by the James B. Fellus IRA. Joab Capital LLC is legally entitled to these securities pursuant to executed and fully paid subscription agreements. Mr. Fellus disclaims beneficial ownership of securities owned by Joab Capital LLC, except to the extent of his pecuniary interest therein, if any.

(8)           Includes options, currently exercisable, to purchase 200,000 shares of our common stock at $2.00 per share. As one of two Managing Members of EFH Partners, LLC, jointly with Steven M. Horowitz, Steven M. Rabinovici also has shared dispositive and voting power with respect to 4,371,962 shares of our common stock owned of record by EFH Partners, LLC, and shared dispositive power with respect to (a) warrants currently exercisable to purchase 60,000 shares of our common stock at $1.50 per share; (b) warrants currently exercisable to purchase 200,000shares of our common stock at $2.00 per share; (c) options to purchase 400,000 shares of our common stock, at an exercise price of $1.75 per share, and (d) options to purchase 150,000 shares of our common stock, at an exercise price of $2.25 per share. Mr. Rabinovici also has shared voting power with respect to the shares underlying (c) and (d) above, which are covered by irrevocable proxies, dated May 20, 2005, delivered by The Gagne First Revocable Trust to EFH Partners, LLC, which permit EFH Partners, LLC to vote theses shares on all matters, except that without the approval of the Gagne First Revocable Trust, these shares may not be voted in favor of (i) the sale of all or substantially all of our assets, (ii) our merger with any other entity or (iii) the authorization of a new employee stock option plan or an increase in the number of shares of our common stock available under any existing employee stock option plan. (See footnote 5 above and footnotes 11 and 12 below). Warrants or options for a total of 1,010,000 of these shares are exercisable within 60 days from April 22, 2008. Mr. Rabinovici disclaims beneficial ownership of any share beneficially owned by EFH Partners, LLC, except to the extent of his pecuniary interest in such shares.

(9)           Includes warrants currently exercisable to purchase 60,000 shares of our common stock at $1.50 per share and warrants currently exercisable to purchase 200,000 shares of our common stock at $2.00 per share. Also includes options, currently exercisable, to purchase (i) 400,000 shares of our common stock at an exercise price of $1.75 per share, and (ii) 150,000 shares of our common stock, at an exercise price of $2.25 per share. The shares underlying these options are held of record by The Gagne First Revocable Trust, and are also covered by irrevocable  proxies, dated May 20, 2005, delivered by The Gagne First Revocable Trust to EFH Partners, LLC, which permit EFH Partners, LLC to vote these shares on all matters, except that without the approval of The Gagne First Revocable Trust, these shares may not be voted in favor of(i) the sale of all or substantially all of our assets, (ii) our merger with any other entity or (iii) the authorization of a new employee stock option plan or an increase in the number of shares of our common stock available under any existing employee stock option plan. EFH Partners, LLC is an affiliated entity and a major shareholder. Steven M. Rabinovici, our Chairman, is one of its two managing members. Investment making authority for the EFH Partners, LLC is vested in Steven M. Rabinovici and Steven M. Horowitz, managing members. EFH Partners, LLC, purchased the stock in the ordinary course of business, and at the time of purchase of the stock to be resold, had no agreements or understandings directly or indirectly with any person to sell the stock.

(10)           Steven A. Horowitz, as one of two Managing Members of EFH Partners, LLC, jointly with Steven M. Rabinovici, has shared dispositive and voting power with respect to 4,371,962 shares of our common stock owned of record by EFH Partners, LLC, and shared dispositive power with respect to (a) warrants currently exercisable to purchase 60,000 shares of our common stock at $1.50 per share; (b) warrants currently exercisable to purchase 200,000 shares of our common stock at $2.00 per share; (c) options to purchase 400,000 shares of our common stock, at an exercise price of $1.75 per share, and (d) options to purchase 150,000 shares of our common stock, at an exercise price of $2.25 per share. Mr. Horowitz also has shared voting power with respect to the shares underlying (c) and (d) above, which are covered by irrevocable proxies, dated May 20, 2005, delivered by The Gagne First Revocable Trust to EFH Partners, LLC, which permit EFH Partners, LLC to vote theses shares on all matters, except that without the approval of the Gagne First Revocable Trust, these shares may not be voted in favor of (i) the sale of all or substantially all of our assets, (ii) our merger with any other entity or (iii) the authorization of a new employee stock option plan or an increase in the number of shares of our common stock available under any existing employee stock option plan. (See footnote 5, 6 and 11 above). Warrants or options for a total of 810,000 of these shares are exercisable within 60 days from April 22, 2008. Mr. Horowitz, jointly with Lynn Diamond, as trustees of 3111 Broadway Reality Corp. Charitable Remainder Trust, has dispositive power with respect to warrants, currently exercisable to purchase 140,000 shares of our common stock at $3.10 per share, and warrants, currently exercisable, to purchase 62,500 shares of our common stock at $5.46 per share, beneficially owned by 3111 Broadway Reality Corp. Charitable Remainder Trust. Mr. Horowitz disclaims beneficial ownership of any shares beneficially owned by EFH Partners, LLC and 3111 Broadway Reality Corp. Charitable Remainder Trust, except to the extent of his pecuniary interest in such shares.

(11)           Mr. Brown's beneficial ownership includes the following securities: (a) 574,416 shares of common stock that have not been issued; (b) warrants that have not been issued, currently exercisable, to purchase 287,208 shares of common stock at $1.40 per share, owned by Sofisco Nominees Limited; (c) 844 shares of Series G Preferred Stock, currently convertible into 1,240,680 shares of common stock; and (d) warrants to purchase 1,240,680 shares of common stock at $0.816 per share, owned by Impala Nominees Limited. Sofisco Nominees Limited and Impala Nominees Limited are legally entitled to those securities pursuant to executed and fully paid subscription agreements. Mr. Brown, as the sole director of Sofisco Nominees Limited and Impala Nominees Limited, has voting and investment authority with respect to securities owned by those entities, and therefore may be deemed to be the indirect beneficial owner of those securities. Mr. Brown disclaims beneficial ownership of securities owned by Sofisco Nominees Limited and Impala Nominees Limited, except to the extent of his pecuniary interest therein, if any.

(12)           Mr. Barnett's beneficial ownership includes the following securities owned by Harvco, LLC: 422 shares of Series G Preferred Stock, currently convertible into 620,340 shares of common stock and warrants to purchase 620,340 shares of common stock at $0.816 per share. Mr. Barnett, as the sole member and manager of Harvco, LLC, has voting and investment authority with respect to securities owned by that entity, and therefore may be deemed to be the indirect beneficial owner of those securities.

(13)           Mr. McGrath's beneficial ownership includes the following securities:(a) 422 shares of Series G Preferred Stock, currently convertible into 620,340 shares of common stock; and (b) warrants to purchase 620,340 shares of common stock at $0.816 per share.

We know of no arrangements, including pledges, by or among any of the forgoing persons, the operation of which could result in a change of control of us.

INTEREST OF CERTAIN PERSONS IN OR
OPPOSITION TO MATTERS TO BE ACTED UPON

As discussed above, Alan Weichselbaum, the Chief Executive Officer, Acting Chief Financial Officer and a director of the Company, Mark A. Wilton, a director of the Company, and James Fellus, the Chief Executive Officer of Jesup & Lamont Securities Corporation are interested parties in the Transactions.

Gimmel Partners L.P., a general partner of which is Alan Weichselbaum, and Joab Capital LLC, the managing director of which is James Fellus, each purchased units consisting of 969,696 shares of Common Stock, priced at $1.00 per share, and 242,424 warrants, priced at $0.125 per warrant, each to purchase one share of Common Stock at $1.20 per share, for an aggregate subscription amount of $500,000 each, pursuant to purchase agreements dated June 12, 2008.

Alan Weichselbaum purchased units consisting of 470,588 shares of Common Stock, priced at $0.50 per share, and 117,647 warrants, priced at $0.125 per warrant, each to purchase one share of Common Stock at $0.55 per share, for an aggregate subscription amount of $250,000, pursuant to a purchase agreement dated February 20, 2009.

Mark A. Wilton purchased units consisting of 1,591,511 shares of Common Stock, priced at $0.44 per share, and 397,878 warrants, priced at $0.125 per warrant, each to purchase one share of Common Stock at $0.49 per share, for an aggregate subscription amount of $750,000, pursuant to purchase agreements dated January 23, 2009.  Mr. Wilton also purchased units consisting of 732,600 shares of Common Stock, priced at $0.31 per share, and 183,150 warrants, priced at $0.125 per warrant, each to purchase one share of Common Stock at $0.34 per share, for an aggregate subscription amount of $250,000, pursuant to a purchase agreement dated February 21, 2009.

None of our other officers or directors has any substantial interest in the Transactions.  None of our directors opposed the Transactions.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to us at: 650 Fifth Avenue, 3rd Floor, New York, New York 10019, Attn: Corporate Secretary.

MISCELLANEOUS

  One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address.  Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future.   In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (212) 307-2660 or by mail to our address at 650 Fifth Avenue, 3rd Floor, New York, New York 10019, Attn: Corporate Secretary.

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

FINANCIAL AND OTHER INFORMATION

Our financial statements and information relating to our management’s discussion and analysis of financial condition and results of operations and changes in and disagreements with accountants on accounting and financial disclosure are included in Forms 10-Q for the periods ended March 31 and June 30, 2009, filed with the SEC on May 20 and August 13, 2009, respectively, and in Form 10-K for the year ended December 31, 2008, filed with the SEC on April 15, 2009, which information is incorporated by reference herein.

September [__], 2009	By Order of the Board of Directors of Jesup & Lamont, Inc.